SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): October 15, 2001
                                                   ----------------

         Providian National Bank (formerly First Deposit National Bank)
                     on behalf of the Providian Master Trust
                    (formerly the First Deposit Master Trust)
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                             33-59922
                                             33-84844
                                             33-99462
                                            333-22131
                                            333-55817
   United States of America                 333-39856           02-0118519
 ---------------------------------         -------------    --------------------
(State or other jurisdiction of            (Commission      (I.R.S. Employer
incorporation or organization)              File No.)       Identification No.)

               295 Main Street
            Tilton, New Hampshire                                  03276
   --------------------------------------------           ----------------------
   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:           (603) 286-4348
                                                          ----------------------

                        Not Applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.  Other Events.

Exhibit 19.1 Monthly Statement for the Asset-Backed Certificates, Series 1996-1 with respect to the October 15, 2001 Distribution Date.

Exhibit 19.2 Monthly Statement for the Asset-Backed Certificates, Series 1997-1 with respect to the October 15, 2001 Distribution Date.

Exhibit 19.3 Monthly Statement for the Asset-Backed Certificates, Series 1997-2 with respect to the October 15, 2001 Distribution Date.

Exhibit 19.4 Monthly Statement for the Asset-Backed Certificates, Series 1997-4 with respect to the October 15, 2001 Distribution Date.

Exhibit 19.5 Monthly Statement for the Asset-Backed Certificates, Series 1999-1 with respect to the October 15, 2001 Distribution Date.

Exhibit 19.6 Monthly Statement for the Asset-Backed Certificates, Series 1999-2 with respect to the October 15, 2001 Distribution Date.

Exhibit 19.7 Monthly Statement for the Asset-Backed Certificates, Series 2000-1 with respect to the October 15, 2001 Distribution Date.

Exhibit 19.8 Monthly Statement for the Asset-Backed Certificates, Series 2000-2 with respect to the October 15, 2001 Distribution Date.

Exhibit 19.9 Monthly Statement for the Asset-Backed Certificates, Series 2000-3 with respect to the October 15, 2001 Distribution Date.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.

                                       PROVIDIAN MASTER TRUST

                              By:      PROVIDIAN NATIONAL BANK,
                                       Servicer

                                       By:
                                           ------------------------------
                                           Daniel Sanford
                                           Senior Vice President and
                                           Controller

Date:  October 18, 2001

                                  EXHIBIT INDEX

Exhibit No.

Exhibit 19.1 Monthly Statement for the Asset-Backed Certificates, Series 1996-1 with respect to the October 15, 2001 Distribution Date.

Exhibit 19.2 Monthly Statement for the Asset-Backed Certificates, Series 1997-1 with respect to the October 15, 2001 Distribution Date.

Exhibit 19.3 Monthly Statement for the Asset-Backed Certificates, Series 1997-2 with respect to the October 15, 2001 Distribution Date.

Exhibit 19.4 Monthly Statement for the Asset-Backed Certificates, Series 1997-4 with respect to the October 15, 2001 Distribution Date.

Exhibit 19.5 Monthly Statement for the Asset-Backed Certificates, Series 1999-1 with respect to the October 15, 2001 Distribution Date.

Exhibit 19.6 Monthly Statement for the Asset-Backed Certificates, Series 1999-2 with respect to the October 15, 2001 Distribution Date.

Exhibit 19.7 Monthly Statement for the Asset-Backed Certificates, Series 2000-1 with respect to the October 15, 2001 Distribution Date.

Exhibit 19.8 Monthly Statement for the Asset-Backed Certificates, Series 2000-2 with respect to the October 15, 2001 Distribution Date.

Exhibit 19.9 Monthly Statement for the Asset-Backed Certificates, Series 2000-3 with respect to the October 15, 2001 Distribution Date.